UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: June 09, 2004
Date of earliest event reported: June 04, 2004

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit 99.1

Item 7. Financial Statements and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits

     99.1 Press Release dated June 04, 2004 of the Registrant.

Item 12. Results of Operations and Financial Condition

     On June 04, 2004, we issued a press release containing our financial results for the six-months and quarter ended June 30, 2004. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
June 04, 2004	By:	/s/ LECIL E. COLE
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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